Eastman’s Acquisition of Solutia: Strengthening a Top-Tier Specialty Chemical Company January 27, 2012 Exhibit 99.2

Forward-Looking Statements
This communication includes forward-looking statements subject to the safe harbor provisions of the federal securities laws.
Forward-looking statements include, but are not limited to, statements regarding Eastman’s current expectations regarding the timing of completion of the proposed acquisition, the expected benefits of the proposed acquisition, integration plans and expected synergies therefrom, and Eastman’s anticipated future financial and operating performance and results, including estimates for general economic conditions and growth. Such expectations are based upon certain preliminary information, internal estimates, and management assumptions, expectations, and plans, and are subject to a number of risks and uncertainties inherent in projecting future conditions, events, and results.  Actual results could differ materially from expectations expressed in the forward-looking statements if one or more of the underlying assumptions or expectations prove to be inaccurate or are unrealized.  Important factors that could cause actual results to differ materially from such expectations are and will be detailed in the company’s filings with the Securities and Exchange Commission (“SEC”), including the Quarterly Report on Form 10-Q for the quarter ended September 30, 2011 that has been filed with the SEC, as well as the Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and the proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that Eastman will file with the SEC in connection with the proposed acquisition. Filings made by Eastman are available when filed with the SEC, on the Eastman web site at
www.eastman.com in the Investors, SEC Information section.
Additional Information and Where to Find it
Eastman will file with the SEC a registration statement on Form S-4 that will include a proxy statement of Solutia and a prospectus of Eastman relating to Eastman’s proposed acquisition of Solutia. WE URGE INVESTORS AND SECURITY
HOLDERS TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS AND ANY OTHER
RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT
INFORMATION about Eastman, Solutia, and the proposed acquisition. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website,
www.sec.gov. In addition, copies of the registration statement and proxy statement/prospectus (when they become available) may be obtained free of charge by accessing Eastman’s website at www.eastman.com by clicking on the
“Investors” link and then clicking on the “SEC Information” link or by writing Eastman at P.O. Box 431, Kingsport, Tennessee
37662, Attention: Investor Relations. Security holders may also read and copy any reports, statements and other information filed by Eastman with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Non-GAAP Financial Measures
Certain Eastman financial measures referenced in this presentation are non-GAAP financial measures
(earnings per share, operating earnings, and cash-flow from operating activities) that exclude asset impairments and restructuring charges and early debt extinguishment costs. A reconciliation to the most directly comparable GAAP financial measures and other associated disclosures, including a description of the asset impairments and restructuring charges and early debt extinguishment costs are available in our fourth-
quarter and full-year financial results news release and the tables accompanying the news release available at
www.investors.eastman.com.
Participants in the Solicitation
Eastman, Solutia, and certain of their respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed acquisition. Information regarding Eastman’s directors and executive officers is available in Eastman’s proxy statement filed with the SEC on March 24, 2011 in connection with its 2011 annual meeting of stockholders, and information regarding Solutia’s directors and executive officers is available in Solutia’s proxy statement filed with the
SEC on March 4, 2011 in connection with its 2011 annual meeting of stockholders. Other information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.
Non-Solicitation
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Agenda Review of 4Q / FY 2011 Eastman results Transaction overview Strategic rationale Solutia overview and strategic fit Financial summary and EPS forecast update Summary 4

4Q11 financial results –
Corporate
($ in millions, except EPS)
4Q11 4Q10 Change
Sales revenue $1,723 $1,463 18%
Volume effect
5%
Price effect
11%
Product mix effect
2%
Exchange rate effect
-- %
Operating earnings $163 $187
EPS from continuing operations $0.71 $0.70
Sales revenue increased due to:
• Selling prices 11%
• Sales volume 5%
Operating earnings declined primarily in the Specialty Plastics and PCI segments
5

in response to higher raw material and energy costs
primarily in PCI

Full-year 2011 financial results –
Corporate

($ in millions, except EPS)
FY11 FY10 Change
Sales revenue $7,178 $5,842 23%
Volume effect
7%
Price effect
14%
Product mix effect
2%
Exchange rate effect
-- %
Operating earnings $1,013 $891
EPS from continuing operations $4.56 $3.48
Sales revenue increased due to:
• Selling prices 14%
• Sales volume 7%
of a previously idled olefins cracking unit, and strengthened end-use demand primarily for CASPI segment products
in response to higher raw material and energy costs
primarily due to growth in PCI plasticizer product lines, the restart
Operating earnings increased primarily due to higher selling prices more than offsetting higher raw material and energy costs and higher sales volume

Eastman to acquire Solutia
Transaction overview

Purchase
price and
transaction
value
Each Solutia share exchanged for  $22.00 in cash and 0.12 share of Eastman stock
~80% cash and ~20% stock consideration
$4.7 billion Total Enterprise Value
•
Includes $3.4 billion equity value plus net assumed Solutia debt of $1.3 billion
Value of $27.65 for each Solutia share
•
42% premium to the January 26, 2012 closing price of Solutia’s common stock
9.0 times 2011 EBITDA
(1)
Financial
impact
Expected to be immediately accretive to Eastman earnings, excluding acquisition-related costs and charges
Cost synergies of approximately $100 million identified and expected to be achieved by year-end 2013
Significant tax benefit from utilization of Solutia NOLs
Eastman free cash flow
(2)
over next 2 years expected to be ~$1 billion
Attractive return on capital
Closing
conditions
Solutia stockholder approval
Receipt of regulatory approvals
Other customary closing conditions
Timing
Closing expected in mid-2012
(1) Solutia EBITDA defined as net income attributable to Solutia plus loss from discontinued operations, income tax expense, interest expense, loss on debt extinguishment or modification, depreciation and amortization, events affecting comparability, non-cash share-based compensation expense and Primary Accelerators and Nylon cost overhang all as reported by Solutia.
(2)  Free cash flow defined as expected cash from operations minus expected capital expenditures and dividends.

Eastman’s strategic focus
Solutia acquisition consistent with all criteria

Growing core businesses
Bias toward emerging markets
Focus on sustainable businesses
Use JVA to execute our strategy
• Complementary and adjacent key end markets (auto, architectural, etc.)
• Combination of technology and business capabilities drive significant opportunities
• ~25% of Eastman pro forma 2011 revenue was in Asia Pacific (>$2 billion)
• Leverages trend of growing middle class buying premium products
• Building more manufacturing capacity in Asia Pacific to meet growth
• Focus includes renewable resources and product safety
• Expands portfolio of sustainable products (energy efficiency and safety)

EASTMAN

Solutia

Revenue by Segment(1)

Performance Films 14%
Advanced Interlayers 43%
Technical Specialties 43%

Revenue by Region(1)

RoW 11%
Asia 30%
China 14%
US 25%
Europe 34%

Solutia: Global leader in Specialty
Chemicals and Performance Materials

Headquartered in St. Louis, MO
3,400 employees
24 manufacturing facilities,
>30 technical centers and sales
offices worldwide
Operates three business
segments:
•
Advanced Interlayers
Market leader in Saflex™
•
Performance Films
Market leader in Llumar™
•
Technical Specialties
Market leader in Crystex™
NYSE:  SOA
2011 revenue of $2.1 billion and
EBITDA of $0.5 billion
Attractive 2011 EBITDA margin of
~25%
(1) Source: Solutia public filings and December 2011 Investor Day presentation

Solutia
Eastman
Exited Commodity and
Non-Core Businesses
Key Investments in
High Margin, Specialty
Focused Businesses
2001 2012
Beaumont, TX
Gasification
Project
CASPI Under-
performing
Lines
Polyethylene PET
Nylon Acrylic Fibers
Feed
Ingredients
Pharma
Dequest
UK & Korea
Filter Tow
Expansion
Hercules
Adhesives
Sterling
Chemicals
Genovique
Specialties
Southwall
Flexsys
EVA / Solar
Saflex
Expansion
Suzhou &
Kuantan
Investments
Strategic Improvement
Tritan™
Copolyester
Expansion
Strategic
actions
improved
portfolios
Market-
leading,
competitive
positions in
key products
Focus on
superior
financial
performance
Combining two strong companies

Zibo, China (JV)
Specialty Chemicals
Suzhou, China
EVA Lines
Suzhou, China
PVB Lines II
Ulsan, Korea
Acetate Tow
Wuhan, China (JV)
Plasticizers
Hefei, China (JV)
Acetate Tow
Expected online mid-2013
Nanjing, China (JV)
Hydrogenated Resins
Taiwan
Sputtering Lines
Kuantan, Malaysia
Crystex II, PVB Resin
Zhejiang, China
Specialty Polymers
Kuantan, Malaysia
Specialty Films
Singapore
Resins

Solutia acquisition accelerates
Eastman’s growth investment in
Asia Pacific

Source:  Eastman and Solutia
Growing Presence in Asia-Pacific
% of Total Revenue
Eastman Asia Pacific revenue expected to grow from ~$1.7 billion in 2011 to
>$3 billion in 2015 and higher than corporate EBITDA margins
Eastman Site Solutia Site
19%
23%
28%
2008 2011 2015E post acquisition

EASTMAN

ROW
11%
U.S.
25%
Asia
Pacific
30%
Europe
34%

ROW
5%
Asia
Pacific
23%
U.S. &
Canada
53%
Europe
19%

ROW
6%
Asia
Pacific
25%
U.S. &
Canada
47%
EMEA
22%

Eastman pro forma 2011
revenue by geography
Geographic diversity remains a source of strength

Solutia Eastman pro forma Eastman
Solutia 2011 revenue:
$2 billion
Eastman 2011 revenue:
$7  billion
Eastman pro forma 2011
revenue: $9 billion
2011 revenue by geography
Source:  Eastman public filings  and Solutia’s December 2011 Investor Day presentation

EASTMAN

Architectural 12%
Electronic 2%
Replace. tire & rubber 21%
Energy solutions 11%
Indust. & other 20%
OEM Auto. 19%
Replace. & aftermarket glass 15%

Other 25%
Transport. 7%
Energy, fuels & water 3%
B&C 15%
Tobacco 16%
Consumer goods 17%
Pack. 17%

Other 24%
Transport. 16%
B&C 16%
Energy, fuel and water 5%
Tobacco 13%
Consumer goods 13%
Pack. 13%

Eastman pro forma 2011 revenue
by end-market
End-market diversity remains a source of strength

Solutia Eastman pro forma Eastman
Solutia 2011 revenue:
$2 billion
Eastman 2011 revenue:
$7 billion
Eastman pro forma 2011 revenue:
$9 billion
2011 revenue by end-market
Source:  Eastman public filings  and Solutia’s December 2011 Investor Day presentation

Dow
DuPont
Ecolab
PPG
Pro Forma
Celanese
Eastman
Huntsman
Sherwin Williams
Ashland
Rockwood
FMC
Albemarle
W.R. Grace
IFF
Valspar
Solutia
Cabot Corp
RPM
Cytec
Chemtura
Hexcel
Sensient

$6,000
$7,000
$8,000
$9,000
EBITDA
2011E EBITDA Margin
Top-tier Specialty Chemical Company

Source:  IBES consensus estimates, for all other than Eastman, Solutia, and Pro Forma;  Eastman and Solutia from public filings
Mean
peer
Margin
17.1%
2011 EBITDA and EBITDA Margins
2011 Eastman pro forma EBITDA $1.8 billion with ~20% EBITDA margin
$0
$500
$1,000
$1,500
$2,000
$2,500
5%
10%
15%
20%
25%
30%
EBITDA EBITDA Margin

Attractive capital structure
Benefits from low cost interest environment

Expect new debt financing will be composed of low-interest term loan and public debt
Bridge facility financing commitments in place from Citi and Barclays
Eastman pro forma Debt / EBITDA ratio expected at closing of ~2.8
Eastman pro forma expected to generate ~$1 billion of free cash flow over next two years
•
Expected cash flows and synergies to allow Eastman to delever quickly
Revolving facility of $750 million to remain undrawn at closing
Committed to maintaining current annual dividend rate of $1.04 per share
Eastman is committed to maintaining an investment grade credit rating
Cash from Solutia and Eastman $   600
New debt financing $3,500
Eastman equity issued to Solutia stockholders $   700
$ in millions

Achievable cost and tax synergies as
well as potential revenue opportunities
Track record from previous acquisitions and divestitures
gives us confidence in ability to realize synergies
~$100 million identified
• Reduction of corporate
costs
• Raw material and
procurement savings
• Improved manufacturing
and supply chain
processes
Leveraging
technology from
both companies
Leveraging
complementary
business
capabilities
Leveraging key end-
market overlap
Cost synergies Tax synergies Revenue synergies
~$1.5 billion of NOL benefits
Eastman expects to utilize
over next 15 years, half in
next 3 years
~$150 million Foreign Tax
Credits that Eastman expects
to utilize over next 10 years
Geographic profile and entity
structure expected to enable
Eastman to reduce effective
tax rate

Clear path to completion
Solutia stockholder approval
Receipt of necessary regulatory approvals
Completion of standard and customary closing
conditions
•
No financing contingency
•
Termination fee of $102 million

Expected to close by mid-2012

EMN EPS
EMN earning growth
SOA & synergies
interest, dilution, D&A
EMN pro forma EPS
EMN earning growth
SOA & synergies
interest, dilution, D&A
EMN pro forma EPS

Acquisition expected to result in strong 2013 EPS growth Note: earnings per share estimates exclude acquisition related costs and charges 2011 $/share $4.56 ~$5.00 >$6.00 2011 18 2012E 2013E

Eastman + Solutia = A compelling value
Complementary and adjacent key end-markets
Combination of technology and business capabilities
drive significant opportunities
Expands presence in emerging markets, particularly
Asia Pacific
Clearly defined, executable cost and tax synergies
Committed to investment grade credit rating
Attractive return on capital
Expect significant EPS accretion

Appendix

4 th -Quarter and Full-Year 2011 Financial Results

2011 accomplishments

Second consecutive year of increased earnings per share and
operating earnings for Eastman and for each of the four businesses
Sales revenue increased 23%
Continued progress on growth initiatives
•
Acquired Sterling Chemicals, Scandiflex, and Dynaloy
•
Completed capacity expansions for Regalite
TM
adhesives and first
phase of CHDM monomer for copolyesters
•
Broke ground on acetate tow joint venture with China National Tobacco
Corporation
Free cash flow $142 million
Returned cash to stockholders with dividend increases and share repurchases
Note:  Free cash flow is defined as cash from operations less capital expenditures and dividends, excluding the tax payment for the gain on the sale of the PET business completed first quarter 2011.

Update on 2011 outlook statements
23
4Q11 EPS expected to be higher than 4Q10 EPS of $0.70
Full-year 2011 EPS expected to be approximately $4.62
Expect 2011 free cash flow to be between $175 - $200
million
Expect to make 2-3 acquisitions in 2011
Allocation of capital will continue to be disciplined

Financial results –
CASPI
($ in millions)
4Q11 4Q10 Change FY11 FY10 Change
Sales revenue $425 $379 12% $1,844 $1,574 17%
Volume effect
3% 5%
Price effect
10% 13%
Product mix effect
-- % (1%)
Exchange rate effect
(1%) -- %
Operating earnings $52 $53 $331 $299
4Q11 operating earnings relatively flat
FY11 operating earnings increased primarily due to higher selling prices, higher sales volume, and the benefits from cracking propane, which more than offset higher raw material and energy costs
Expect 2012 operating earnings to be approximately $350 million
1
1 Does not include projected results from Solutia businesses

Financial results –
Fibers
($ in millions)
4Q11 4Q10 Change FY11 FY10 Change
Sales revenue $324 $300 8% $1,279 $1,142 12%
Volume effect
1% 3%
Price effect
5% 4%
Product mix effect
2% 5%
Exchange rate effect
-- % -- %
Operating earnings $80 $78 $346 $326
4Q11 operating earnings increased primarily due to higher acetate tow sales volume
FY11 operating earnings increased primarily due to higher acetate tow sales volume and higher selling prices more than offsetting higher raw material and energy costs
Expect 2012 operating earnings to be slightly higher than 2011
1
1 Does not include projected results from Solutia businesses

Financial results –
PCI

($ in millions)
4Q11 4Q10 Change FY11 FY10 Change
Sales revenue $697 $526 33% $2,860 $2,083 37%
Volume effect
15% 14%
Price effect
14% 19%
Product mix effect
4% 4%
Exchange rate effect
-- % -- %
Operating earnings $42 $51 $296 $231
4Q11 operating earnings declined as higher selling prices were more than offset by higher raw material and energy costs, particularly in Asia Pacific and Europe
FY11 operating earnings increased, particularly in North America, primarily due to higher selling prices, higher sales volume, and the increased benefits from cracking propane to produce low-cost propylene, which more than offset higher raw material and energy costs
Expect 2012 operating earnings to be approximately $320 million
1
1 Does not include projected results from Solutia businesses

Financial results –
Specialty Plastics

($ in millions)
4Q11 4Q10 Change FY11 FY10 Change
Sales revenue $277 $258 7% $1,195 $1,043 15%
Volume effect
(9%) (2%)
Price effect
14% 16%
Product mix effect
2% 1%
Exchange rate effect
-- % -- %
Operating earnings $9 $24 $105 $93
4Q11 operating earnings declined due to lower sales volume and lower capacity utilization due to weakened demand for copolyester product lines and inventory management during and after planned maintenance shutdowns
FY11 operating earnings increased primarily due to higher selling prices more than offsetting higher raw material and energy costs and the positive impact of Tritan™
copolyester growth initiative
Expect 2012 operating earnings to be approximately $120 million
1
1 Does not include projected results from Solutia businesses

4 th -Quarter and Full-Year 2011 Financial Results Curt Espeland, Sr. VP and CFO

Full-year 2011 financial highlights

Cash from operations of $625 million
•
$735 excluding impact of tax payment on the sale of the
PET business
•
Working capital increased by $280 million
Capital expenditures $457 million
Generated $142 million of free cash flow
Note:  Free cash flow is defined as cash from operations less capital expenditures and dividends, excluding the tax payment for the gain on the sale of the PET business completed first quarter 2011.

Balanced capital allocation in 2011

Supporting earnings growth and returning cash to stockholders
Sterling Chemicals
Scandiflex
Dynaloy
Capital expenditures
Tritan™
copolyester expansion
CHDM monomer expansion
CTA expansion
Regalite™
expansion
2-EH expansion
Share repurchases
U.S. pension contributions
$457 m
$316 m
$102 m
$136 m
$156 m

4 th -Quarter and Full- Year 2011 Financial Results Jim Rogers, President and CEO Curt Espeland, Senior Vice President and CFO January 27, 2012